4Q 2023 Investor Presentation Exhibit 99.2 January 30, 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues”, “projected”, or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward- looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in existing, governmental regulations; negative development in the banking industry and increased regulatory scrutiny; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including, but not limited to, the the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT of 2001, the Office of Foreign Asset Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council Guidelines and regulations; federal deposit insurance increases; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; exposure to losses in collateralized loan obligation securities; the soundness of other financial institutions; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; inability to access funding or to monetize liquid assets; changes in interest rates; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; interest rate effect on the value of our investment securities; cyber-security risks, including “denial-of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill and other intangible assets; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of key members of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating and accounting controls; our ability to implement technology-facilitated products and services or be successful in marketing these products and services to our clients; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; competition from new or existing financial institutions and non-banks; investing in technology; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions in our certificate of incorporation and regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the effect of global conditions, earthquakes, volcanoes, tsunamis, floods, fires, drought, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking franchise in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $30.7 Billion Total RBC3** 13.28% LHFI1 $18.3 Billion CET14** 11.08% Deposits $23.3 Billion Leverage** 8.22% ACL2/LHFI 1.25% TCE ratio5 6.85% 1Loans held for investment (LHFI) 3Risk based capital (RBC) 2Allowance for credit losses (ACL) 4Common equity tier-1 (CET1) 5Tangible common equity (TCE) Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization* $3.2 Billion Annualized Dividend Yield 7.2% Branch Network 304 banking offices Sub Debt Rating Kroll BBB 3 304 banking offices in 14 states * Calculated using closing stock price of $30.75 as of 12/29/2023 ** Preliminary estimates - may be subject to change

q Shareholder value creation is a top priority - building long-term value for all shareholders, directly aligned with management compensation q Experienced leadership team q Diverse Board advising on strategy, overseeing risk and aligned with shareholders q Economically Diverse and Growing Footprint with 304 branches across 14 northwest and midwest states q Balance Sheet Strength - diverse loan portfolio, granular core funded deposit base, strong liquidity profile and strong capital position q Emphasis on risk management with a conservative credit strategy q Highly experienced bank acquirer - 8 successful acquisitions over the last 10 years FIBK INVESTMENT THESIS 4

Earnings • Net income of $61.5 million, or $0.59 per share for the fourth quarter of 2023 • Net interest margin (NIM), on a fully taxable equivalent (“FTE”) basis1, of 3.01%, a decrease of 6 basis points from the third quarter of 2023; adjusted NIM1 of 2.94%, a decrease of 6 basis points from the third quarter of 2023 • Efficiency ratio of 64.2% for the fourth quarter of 2023 Balance Sheet • Loans increased by $66.3 million, or 1.6% annualized, from the third quarter of 2023, with declines in construction loans offset by an increase in commercial real estate and agriculture loans • Deposits decreased by $356.4 million, or 6.0% annualized, from the third quarter of 2023, due to seasonal declines in checking account balances and some runoff of higher-cost CDs later in the quarter • The Company’s balance sheet continues to maintain a strong liquidity position, with a loan/deposit ratio of 78.4% for the fourth quarter of 2023 • Borrowings increased $536.0 million during the fourth quarter of 2023 Asset Quality • Overall, credit quality remains strong; criticized loans increased $55.4 million, or 8.8%, or just 3.8% of loans held for investment (LHFI), from the third quarter of 2023 which included $35.0 million in loans reclassified from loans held for sale to LHFI • Non-performing loans of $111.3 million increased 31.6% from the third quarter of 2023, reflecting 0.61% of LHFI driven mostly by a $28.7 million loan reclassified from loans held for sale to LHFI • Net charge-offs (NCOs) were $4.8 million, or an annualized 10 basis points of average loans outstanding during the fourth quarter of 2023 • Total provision was $5.4 million as charge-offs remained low and unfunded commitments declined; coverage increased slightly to 1.25% of LHFI during the fourth quarter of 2023 compared to 1.24% from the third quarter of 2023 Capital • Paid a quarterly cash dividend of $0.47 per share, for an annualized yield of 7.2% for the fourth quarter of 2023 • Exceeded all regulatory capital adequacy requirements; CET12 of 11.08% and total RBC2 of 13.28% for the fourth quarter of 2023 • Regulatory capital ratios improved during the quarter; CET1 improved 6 basis points FOURTH QUARTER 2023 HIGHLIGHTS 5 1 See non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 48% Construction RE, 10% Residential RE, 13% Agriculture RE, 4% Consumer, 5%Commercial, 16% Agriculture, 4% Loans by Geography MT, 15% WY, 4% ID, 6% WA, 8% OR, 9% SD, 10%ND, 2% NE, 6% IA, 10% KS, 2% AZ, 6% CO, 7% Other, 15% Revolving Commitments ($MM) $3.2 $3.2 $3.1 $3.1 $3.0 36.8% 37.1% 37.1% 36.8% 36.8% Unfunded Funded 4Q22 1Q23 2Q23 3Q23 4Q23 6 Loan Highlights: • Loans increased $66.3 million during the fourth quarter of 2023 • Non-revolving unfunded commitments of $1.1 billion for the fourth quarter of 2023 • Commercial real estate commitments are 34.4% owner- occupied for the fourth quarter of 2023 $18.3B Balances as of December 31, 2023

Deposits by State MT, 24% WY, 13% ID, 7% WA, 4% OR, 11%SD, 15% NE, 9% IA, 9% MO, 1% AZ, 3% CO, 4% Mix of Consumer and Business Deposits 52% 54% 53% 53% 53% 48% 46% 47% 47% 47% Total Consumer Deposits Total Business Deposits 4Q22 1Q23 2Q23 3Q23 4Q23 7 Average Deposit Balances 29% 28% 27% 27% 27% 33% 34% 34% 33% 33% 7% 8% 11% 13% 14% 31% 29% 28% 27% 26% 0.44% 0.68% 0.91% 1.15% 1.36% Demand Savings Time Non-interest bearing Total Cost of Deposits 4Q22 1Q23 2Q23 3Q23 4Q23 DIVERSE DEPOSIT BASE: BY TYPE OF ACCOUNT Balances as of December 31, 2023 1Deposit beta measures the sensitivity of the bank’s deposit cost to changes in short-term interest rates Deposit Highlights: • Total deposits decreased $356.4 million, with most of the outflow in the latter-half of the quarter • Non-interest bearing mix-shift performed generally in-line with expectations, ending at 26% • Cumulative cycle-to-date interest bearing deposit beta1 of 33% through the fourth quarter of 2023

Total Risk-Based Capital Ratios 12.48% 12.63% 12.90% 13.19% 13.28% 10.45% 10.52% 10.76% 11.02% 11.08% 2.03% 2.11% 2.14% 2.17% 2.20% CET1 Total RBC 4Q22 1Q23 2Q23 3Q23 4Q23² CAPITAL AND LIQUIDITY Liquid and flexible balance sheet with strong capital position Common Equity (CE) and Tangible Common Equity¹ $29.43 $30.28 $29.72 $29.38 $31.05 $17.69 $18.57 $18.12 $17.82 $19.41 5.95% 6.37% 6.40% 6.38% 6.85% 9.52% 9.99% 10.08% 10.10% 10.52% TBVPS BVPS TCE Ratio CE Ratio 4Q22 1Q23 2Q23 3Q23 4Q23 8 LHFI to Deposit Ratio 72.2% 75.7% 77.5% 76.9% 78.4% 4Q22 1Q23 2Q23 3Q23 4Q23 1 See Non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change Capital and Liquidity Highlights: • Annualized dividend yield of 7.2% based on the fourth quarter of 2023 average share price of $26.01 • Repurchased 1.0 million shares during the fourth quarter • Tangible book value per share (TBVPS)1 and TCE1 ratio increased during the fourth quarter, as an improvement in accumulated other comprehensive income (AOCI) position and retained earnings offset the cost of a share repurchase. For the fourth quarter of 2023, the AOCI mark is equal to $3.43 of book value per share (BVPS)

ALLOWANCE FOR CREDIT LOSSES (ACL) ACL ($MM) and Funded ACL/LHFI Ratio $236.3 $243.9 $245.4 $245.5 $246.1 $220.1 $226.1 $224.6 $226.7 $227.7 $16.2 $17.8 $20.8 $18.8 $18.4 1.22% 1.24% 1.23% 1.24% 1.25% Funded ACL Unfunded ACL Funded ACL % of LHFI 4Q22 1Q23 2Q23 3Q23 4Q23 9 ACL Roll-forward ($MM) Funded Unfunded Investments Total ACL 9/30/23 $226.7 $18.8 $0.8 $246.3 ACL Provision (Reversal) 5.8 (0.4) — 5.4 Net Charge-offs 4.8 — — 4.8 ACL 12/31/23 $227.7 $18.4 $0.8 $246.9 * Line items may not sum due to rounding ACL Highlights: • Funded ACL increased modestly as a percentage of loans • Unfunded commitments declined, leading to a slight reduction

Asset Quality Highlights: • Total non-performing loans increased by $26.7 million, or 31.6% during the fourth quarter of 2023, driven by the movement of a $28.7 million loan from held-for-sale to loans held-for-investment • Net charge-offs totaled $4.8 million, or 10 basis points, during the fourth quarter of 2023 • Total criticized loans increased $55.4 million during the fourth quarter of 2023 mostly due to the movement of $35.0 million from loans held-for-sale to loans held-for-investment ASSET QUALITY AND RESERVE TRENDS Net Charge-offs ($MM) and Net Charge-Offs Ratio $1.1 $6.2 $11.4 $1.1 $4.80.02% 0.14% 0.25% 0.02% 0.10% Net Charge-offs % of Average Loans 4Q22 1Q23 2Q23 3Q23 4Q23 Credit management resulted in stable asset quality Total NPLs ($MM) and ACL/NPL Ratios $65.6 $85.3 $92.8 $84.6 $111.3 335.5% 265.1% 242.0% 268.0% 204.6% NPLs ACL / NPL Ratio 4Q22 1Q23 2Q23 3Q23 4Q23 Total Criticized Loans ($MM) and Criticized Loan Ratio $615.1 $621.6 $641.6 $632.9 $688.3 3.4% 3.4% 3.5% 3.5% 3.8% Criticized Loans % of Total Loans 4Q22 1Q23 2Q23 3Q23 4Q23 10

NET INTEREST INCOME FTE NII¹ ($MM) and FTE NIM¹ $252.3 $235.5 $215.6 $210.2 $204.1 $8.4 $5.2 $4.6 $5.2 $5.4 $260.7² $240.7² $220.2² $215.4² $209.5² 3.61% 3.36% 3.12% 3.07% 3.01% 3.49% 3.29% 3.05% 3.00% 2.94% Adjusted FTE NII¹ Loan PAA FTE NIM¹ Adjusted FTE NIM¹ 4Q22 1Q23 2Q23 3Q23 4Q23 11 1 See Non-GAAP table in appendix for reconciliation 2 FTE NII Net Interest Income (NII) and Net Interest Margin (NIM) Highlights: • $5.4 million of loan purchase accounting accretion (PAA) for the fourth quarter of 2023, an increase from $5.2 million from the prior quarter • Total remaining PAA of $64.3 million for the fourth quarter of 2023 ◦ Scheduled accretion of $16.7 million/$13.8 million/$9.8 million for FY24/FY25/FY26 • During the fourth quarter of 2023, FTE NIM1 declined by 6 basis points; the contribution from PAA increased 1 basis point compared with the prior quarter • Adjusted FTE NIM1 (which excludes the impact from PAA) declined by 6 basis points during the fourth quarter of 2023, primarily driven by an increase in interest-bearing deposit costs outpacing ex-PAA loan yield expansion, partially offset by a decline in borrowings

INVESTMENT PORTFOLIO 12 Total Portfolio Duration at Quarter-end 3.7 3.8 3.7 3.7 3.5 4Q22 1Q23 2Q23 3Q23 4Q23 (in years) Projected Cash Flow ($MM) and Yield Roll-Off at Quarter-end* $470.7 $186.8 $215.7 $245.0 $214.3 $223.6 2.23% 2.38% 2.57% 2.70% 2.62% 2.73% 1Q24E 2Q24E 3Q24E 4Q24E 1Q25E 2Q25E *Constitute forward-looking statements

13 Non-interest Income by Type ¹ Payment Services, 41% Mortgage Banking, 3% Wealth Management, 20% Deposit Service Charges, 14% Other Service Charges & Fees, 6% Other Income, 16% Dollars in millions 4Q22 3Q23 4Q23 Payment services revenues $ 19.4 $ 19.2 $ 18.4 Mortgage banking revenues 2.6 2.0 1.5 Wealth management revenues 8.4 8.7 8.8 Service charges on deposit accounts 4.9 6.0 6.0 Other service charges, commissions and fees 2.9 2.2 2.5 Investment securities losses, net — — — Other income 3.4 3.9 7.3 Total Reported Non-interest Revenue $ 41.6 $ 42.0 $ 44.5 % of Total Revenue 13.9% 16.4% 17.6 % NON-INTEREST INCOME 1 Excludes investment security loss; may not sum due to rounding

NON-INTEREST EXPENSE 14 Dollars in millions 4Q22 3Q23 4Q23 Salaries and wages $ 75.4 $ 65.4 $ 64.0 Employee benefits 17.3 19.7 13.5 Occupancy and equipment 17.9 17.0 17.4 Other intangible amortization 4.1 3.9 3.9 Other expenses 54.5 54.6 67.0 Other real estate owned expense 2.2 0.5 0.2 Acquisition related expenses 3.9 — — Total Reported Non-interest Expense $ 175.3 $ 161.1 $ 166.0 Selected Items: Acquisition related expenses 3.9 — — Litigation accrual (Other exp.) 1.3 — — Adj. Non-interest Expense2 $ 170.1 $ 161.1 $ 166.0 Non-interest Expense ($MM) and Efficiency Ratio 175.3 165.8 163.9 161.1 166.0170.1 165.8 163.9 161.1 166.0 57.1% 63.4% 61.0% 61.5% 64.2% 54.6% 58.0% 60.7% 61.3% 64.2% Total Non-interest Expenses Adjusted Non-interest Expenses ² Efficiency Ratio ¹ Adjusted Efficiency Ratio ² 4Q22 1Q23 2Q23 3Q23 4Q23 1 The ratio of the bank’s non-interest expense to revenue (per FDIC definition) 2 See Non-GAAP table in appendix for reconciliation Non-interest Expense Notes: • Q4 2023 results include a $10.5 million accrual for the FDIC special assessment

2024 GUIDANCE SUMMARY* 15 Preliminary estimates - may be subject to change *Constititute forward-looking statements Loans and Deposits • Anticipate deposits relatively flat for the full year, with normal seasonality • Anticipate loans to be flat to increasing low single digits Net Interest Income • Anticipate net interest income to decline mid-single digits for 2024 compared to 2023 levels, while anticipating first quarter net interest margin and net interest income to decline from the fourth quarter, including purchase accounting accretion • Outlook assumes three 25 basis point rate decreases Non-Interest Income • Anticipate non-interest income to increase low single digits for 2024 compared to 2023, excluding the $23.5mm losses on securities sales in 2023 Non-Interest Expense • Anticipate total reported expenses to be increase low-single-digits over reported 2023 levels in 2024, excluding the $10.5mm FDIC special assessment charge in 2023 Tax Rate • Anticipate effective tax rate to be ~23.5% for full-year 2024 Credit Quality • Anticipate net charge-offs between 15 and 20 basis points for the full year

NON-GAAP FINANCIAL MEASURES 16 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this press release contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets; (v) adjusted efficiency ratio; (vi) net interest margin on a fully taxable equivalent basis; and (vii) adjusted net interest margin on a fully taxable equivalent basis. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Adjusted efficiency ratio is calculated as adjusted expense for efficiency ratio divided by adjusted revenue. Net interest margin on a fully taxable equivalent basis is calculated as annualized net interest income on a fully taxable equivalent basis divided by adjusted average earning assets. Adjusted net interest margin on a fully taxable equivalent basis is calculated as adjusted net interest income on a fully taxable equivalent basis divided by adjusted average earning assets. These non-GAAP financial measures are calculated on the reconciliation pages that follow). These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the foregoing capital adequacy measures to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its non-interest expense to exclude acquisition related expenses and litigation accrual (recovery), adjusts its net interest income to include non-interest income and exclude net gains or losses from investment securities, adjusts its net interest income to include fully taxable equivalent adjustments, and adjusts its net interest income on a fully taxable equivalent basis to exclude purchase accounting accretion. With respect specifically to acquisition related adjustments, management believes these non-GAAP financial measures complement the capital ratios defined by banking regulators and are intended to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

4Q22 1Q23 2Q23 3Q23 4Q23 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 3,073.8 $ 3,160.3 $ 3,121.2 $ 3,085.5 $ 3,227.5 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,225.9 1,221.9 1,218.0 1,214.1 1,210.3 Tangible common stockholders' equity (Non-GAAP) (B) $ 1,847.9 $ 1,938.4 $ 1,903.2 $ 1,871.4 $ 2,017.2 Total assets (GAAP) $ 32,287.8 $ 31,637.7 $ 30,976.3 $ 30,540.8 $ 30,671.2 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,225.9 1,221.9 1,218.0 1,214.1 1,210.3 Tangible assets (Non-GAAP) (C) $ 31,061.9 $ 30,415.8 $ 29,758.3 $ 29,326.7 $ 29,460.9 Common shares outstanding (L) 104,442 104,382 105,021 105,011 103,942 Book value per common share (GAAP) (A) / (L) $ 29.43 $ 30.28 $ 29.72 $ 29.38 $ 31.05 Tangible book value per common share (Non-GAAP) (B) / (L) 17.69 18.57 18.12 17.82 19.41 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B) / (C) 5.95% 6.37% 6.40% 6.38% 6.85 % NON-GAAP RECONCILIATION 17 * Line items may not sum due to rounding

4Q22 1Q23 2Q23 3Q23 4Q23 (Dollars in millions) Total non-interest expense $ 175.3 $ 165.8 $ 163.9 $ 161.1 $ 166.0 Less: Acquisition-related expense 3.9 — — — — Less: Litigation accrual 1.3 — — — — Adjusted non-interest expense $ 170.1 $ 165.8 $ 163.9 $ 161.1 $ 166.0 Less: Intangible amortization 4.1 4.0 3.9 3.9 3.9 Less: Other real estate owned expense 2.2 0.2 0.6 0.5 0.2 Adjusted expense for efficiency ratio (A) $ 163.8 $ 161.6 $ 159.4 $ 156.7 $ 161.9 Net interest income $ 258.4 $ 238.9 $ 218.4 $ 213.7 $ 207.8 Add: Total non-interest income 41.6 16.4 44.1 42.0 44.5 Less: Net loss from investment securities — (23.4) (0.1) — — Adjusted revenue (B) $ 300.0 $ 278.7 $ 262.6 $ 255.7 $ 252.3 Adjusted Efficiency Ratio (non-GAAP) (A)/(B) 54.60% 57.98% 60.70% 61.28% 64.17 % NON-GAAP RECONCILIATION 18 * Line items may not sum due to rounding

4Q22 1Q23 2Q23 3Q23 4Q23 (Dollars in millions) Net interest income (A) $ 258.4 $ 238.9 $ 218.4 $ 213.7 $ 207.8 FTE adjustments(1) 2.3 1.8 1.8 1.7 1.7 Net interest income on a FTE basis (B) 260.7 240.7 220.2 215.4 209.5 Less purchase accounting accretion 8.4 5.2 4.6 5.2 5.4 Adjusted net interest income (C) $ 252.3 $ 235.5 $ 215.6 $ 210.2 $ 204.1 Average interest-earning assets (D) $ 28,680.9 $ 29,059.4 $ 28,328.8 $ 27,796.8 $ 27,569.4 Net interest margin (A annualized)/(D) 3.57% 3.33% 3.09% 3.05% 2.99 % Net interest margin (FTE) (Non-GAAP) (B annualized)/(D) 3.61 3.36 3.12 3.07 3.01 Adjusted net interest margin (FTE) (Non-GAAP) (C annualized)/(D) 3.49 3.29 3.05 3.00 2.94 NON-GAAP RECONCILIATION 19 * Line items may not sum due to rounding 1 Management believes net interest income on a FTE basis is useful to investors in evaluating the Company’s performance as a comparison of the returns between a tax-free investment and a taxable alternative. The Company adjusts its net interest income for tax exempt loans and securities to what it would have received on taxable alternatives utilizing a 21.00% and 26.25% tax rate for 2023 and 2022, respectively.